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                                    Contract

                                    between

                              BT LIMITED LONDRES
                             SUCCURSALE DE MEYRIN

                                      and

                             VIRTUAL TELECOM S.A.

                          dated : 1st October, 1996

                       Contract Number:  GNS-9610-10-40


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BT CONDITIONS FOR GLOBAL NETWORK SERVICES

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AGREEMENT FOR GLOBAL TELECOMMUNICATIONS SERVICES

DATED 1ST OCTOBER, 1996

BETWEEN

BT Limited
ICC Immeuble F-G, 20 Route de Pre-Bois, 1215 Geneva, Switzerland ("BT")

AND

Virtual Telecom S.A.
12, avenue des Morgines, 1213 Geneva, Switzerland

THIS AGREEMENT SETS OUT THE TERMS AND CONDITIONS UNDER WHICH BT AGREES TO PROVIDE THE CUSTOMER WITH THE GLOBAL TELECOMMUNICATIONS SERVICE(S) DESCRIBED BELOW


NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

1. The following documents form an integral part of this Agreement:

   - This form of Agreement

   - General Terms and Conditions

   - CIP Service Schedule



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In case of any inconsistencies or contradiction between the documents, the order of precedence shall be the following.:

   - The Form of Agreement
   - Service Schedule (s)
   - General Terms and Conditions


AS AGREED BY THE AUTHORIZED REPRESENTATIVES OF THE PARTIES:


On behalf of BT                        On behalf of Virtual Telecom

/s/ Hans Ivanovitch                     /s/ N. Gibbons   /s/ D. Hizber
-----------------------------------    ------------------------------------
signature                              signature

Hans Ivanovitch                           N. Gibbons       D. Hizber
-----------------------------------    ------------------------------------
name                                   name

General Manager                           CEO
-----------------------------------    ------------------------------------
title                                  title

 24/10/96                                 03.x.96
-----------------------------------    ------------------------------------
date                                   date



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GENERAL TERMS AND CONDITIONS

      1.  Interpretation
      2.  Duration
      3.  Provision of Service
      4.  Future Service
      5.  Use of Service
      6.  Equipment
      7.  Access
      8.  Regulatory Matters
      9.  Charges
     10.  Variations
     11.  Dispute Resolution
     12.  Termination
     13.  Limitation of Liability
     14.  Ownership and Intellectual Property Rights
     15.  Intellectual Property Rights Indemnity
     16   Confidentiality
     17   Matters beyond the Parties' Reasonable Control
     18.  Law and Jurisdiction
     19.  Export Control
     20.  Notices
     21.  Assignment
     22.  Entire Agreement




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 1.  INTERPRETATION

     1.1  The following definitions apply:

          AGREEMENT                means the Form of Agreement or Order
                                   Form, whichever is applicable, any
                                   Service Schedule(s), the General Terms
                                   and Conditions, Appendices, and any
                                   other document specifically incorporated into this agreement in writing;

          APPENDIX means the appendix to this Agreement setting out inter alia Charge(s), network configuration, any applicable service level agreements,

          BT means BT Limited (Succursale de Meyrin) ICC Immeuble F-G, 20 Route de Prebois 1215 Geneva Switzerland ("BT")

          BT EQUIPMENT             means equipment owned by BT which is
                                   supplied by or on behalf of BT to the
                                   Customer or placed at or on a Site for
                                   the purpose of providing Service;

          CHARGE(S)                means the charge(s) payable for Service
                                   as contained in each relevant Appendix;

          CUSTOMER means the customer as stated on the Form of Agreement or Order Form, whichever is applicable,

          INTELLECTUAL PROPERTY    means all those rights in intellectual
          RIGTHS                   property as defined in Article
                                   2 (viii) of the Convention establishing
                                   the World Intellectual Property
                                   Organization, 1967;

          OPERATIONAL SERVICE DATE means the date when any Service, or part of it, is first made available to the
                                   Customer by BT or the date when the
                                   Customer first starts to use such
                                   Service (or part of it) whichever date
                                   is the earlier, or where a Appendix so
                                   provides the date when the Service (or
                                   part of it) successfully passes its
                                   Tests;

          PERFORMANCE CREDIT       means a payment made by BT to the
                                   Customer as specified in any Service
                                   Level;

          SERVICE means each service as described in the relevant Service Schedule and further specified in the Appendix;

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          SERVICE DESCRIPTION      means the description of the Service as
                                   contained in the relevant Service
                                   Schedule;

          SERVICE LEVEL            means the service level applicable to a
                                   Service as set out in the relevant
                                   Appendix;

          SERVICE SCHEDULE         means the schedule to this Agreement
                                   which includes the Service Description
                                   and any additional terms and conditions
                                   or other matters relevant to the Service;

          SITE means the premises owned or occupied by the Customer or any third party and at which BT agrees to provide Service;

          TESTS means the installation or acceptance tests (if any) referred to in a Service Schedule.

 2.  DURATION

     2.1 This Agreement shall commence on the date of signature by both parties and shall continue unless and until terminated under paragraph 12

     2.2 Each Service shall have the period of service, which may include a minimum period of service, as specified in its Appendix.

 3.  PROVISION OF SERVICE

     3.1 BT agrees to provide the Customer with the Service described in the Service Schedule and relevant Appendix.

     3.2 The Service shall commence on its Operational Service Date and any delivery date for the provision of Service is an estimate unless the Appendix provides otherwise.

     3.3  BT agrees that each Service will:-

          3.3.1  conform in all material respects with its Service Description;



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          3.3.2  be provided with the reasonable care and skill of a competent telecommunications service provider; and

          3.3.3 meet any express contractual standard of performance agreed with the Customer and specified in a Service Level.

     3.4 In the absence of any express contractual provision to the contrary, whether contained in a Service Level or otherwise, BT does not undertake that any Service will be fault-free or uninterrupted, but BT does agree to remedy any faults which significantly impair performance as soon as reasonably practicable.

     3.5 For operational reasons BT may vary the technical specification of any Service.

 4.  FUTURE SERVICE

     4.1 The Customer may, upon 90 days' notice in writing to BT, replace a Service by another Service from BT's list of global telecommunications services, as prevailing at the time of replacement, subject to the following conditions:-

          4.1.1 the Service to be replaced shall have completed a continuous period of service of at least 12 months or, if it has not, the Customer shall pay to BT all Charges which would have been payable had such Service completed a period of service of 12 months;

          4.1.2 the Customer shall pay any outstanding Charges, including connection and access Charges (or any lesser amount determined by BT), for the Service to be replaced;

          4.1.3 the period of service for the replacement Service shall, as a minimum, be equal to the outstanding period of service for the Service to be replaced and in any event shall not be less than 12 months;

          4.1.4 the Customer shall pay BT's reconfiguration charge and the Charges for the replacement Service; and

          4.1.5 the parties shall agree such changes to the Agreement as may be appropriate to the replacement Service, using the variations procedure described in paragraph 10.

 5.  USE OF SERVICE

     5.1  The Customer may use any Service for its own purposes, provided that:

          5.1.1 the Customer complies with the terms of any telecommunications legislation or any license applicable to the Customer in any country where Service is provided; and





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          5.1.2  the Customer or any other party does not use any Service to send any communication which is illegal.

     5.2 If the act or omission of the Customer affects or is likely to affect the proper working or safety of the telecommunications network by which BT is providing any Service to the Customer, BT reserves the right to suspend the provision of such Service.
          BT shall give the Customer reasonable notice of its intention to suspend any Service, except in the case of an emergency. Following remedial action by the Customer, BT shall resume the provision of the Service as soon as reasonably practicable.

     5.3 The Customer agrees to indemnify BT against all costs, claims, demands, actions and proceedings which arise from the Customer's use of any Service and which are threatened or brought against BT by another party, except as described in paragraph 15.

 6.  EQUIPMENT

     6.1 The Customer shall connect and use any equipment for use with any Service in accordance with BT's instructions and any reasonable security procedures applicable to the use of such equipment with any Service.

     6.2 If the Customer attaches any equipment to a Service or any part of a Service, such equipment shall be technically compatible with that Service or part of a Service and shall be approved for the purpose under the relevant telecommunications legislation.

     6.3 The Customer shall at its own expense provide reasonable assistance and facilities to BT in the installation of BT Equipment, any electricity required for the proper functioning of BT Equipment and shall provide or procure suitable accommodation, facilities and environmental conditions for housing of the BT Equipment and all necessary electrical and other installations and fittings.

     6.4 The Customer shall be responsible for BT Equipment while it is at a Site and shall not add to, modify or in any way interfere with the BT Equipment. The Customer shall be liable to BT for any loss or damage to BT Equipment, except in so far as any such loss or damage is attributable to the negligent or wilful act or omission of BT, its agents or subcontractors.

 7.  ACCESS

     7.1 The Customer agrees to provide BT with all reasonable access to its Sites and any other premises for BT to carry out its obligations under this Agreement.

     7.2 BT undertakes that its employees, agents and sub-contractors shall observe the Customer's reasonable site regulations previously advised in writing to BT. In the event of any conflict between such site regulations and this Agreement, the terms and conditions of this Agreement shall prevail.


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 8.  REGULATORY MATTERS

     8.1 If BT is required by law or regulation to modify any Service or the provision of any Service, BT reserves the right to do so and BT will notify the Customer as soon as possible of any such modification.

     8.2 The delay or failure by BT to perform any of its obligations under this Agreement which is caused by or materially contributed to by a restriction of a legal or regulatory nature which affects, wholly or partly, the provision of any Service, shall not constitute a breach of this Agreement.

     8.3 Paragraph 8.2 shall apply in the event of a refusal or delay by a third party telecommunications service provider to supply telecommunications services to BT and where there is no alternative to such Services available to BT at reasonable cost.

 9.  CHARGES

     9.1  The Customer agrees to pay the Charges described in any Appendix.

     9.2 The Charges for each Service shall commence on its Operational Service Date.

     9.3 All Charges are quoted in and shall be invoiced and paid in the currency stated in the relevant Appendix. Charges are exclusive of value added tax, sales tax and any other applicable duties and taxes (other than taxes on BT's income), however designated, which shall be added to invoices appropriately.

     9.4 Charges shall be paid within 30 days of the date of BT's invoice. BT shall send invoices to the Customer at such addresses as may from time to time be agreed for the purpose. Should the Customer wish to change an address which has been agreed with BT, BT will implement the change as soon as reasonably practicable.

     9.5 Without prejudice to BT's rights under paragraph 12, if payment of any Charge for a Service is late BT reserves the right to:

          9.5.1 charge the Customer interest on a daily basis at the rate of 4 percentage points above the base lending rate of Credit Suisse, Geneva, as prevailing from time to time, and

          9.5.2 suspend such Service after 14 days' written notice to the Customer of such late payment and the Customer having failed to pay within such period. Upon payment by the Customer, BT shall resume the provision of Service as soon as reasonably practicable. The Customer shall continue to be liable for the Charges during any period of suspension.






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 10. VARIATIONS

     10.1 The Customer may request new services. All such requests shall be in writing and shall be subject to paragraph 10.5.

     10.2 Except in the circumstances described in paragraph 3.5, if either party wishes to vary any Service or any part of any Service, it shall notify the other party in writing, detailing the proposed change and the reason for it, in accordance with this paragraph.

     10.3 Within a reasonable time, not exceeding 30 working days, after receipt of a proposal under paragraph 10.2, the receiving party shall respond by notifying the other party in writing whether such proposal is feasible, together with the resulting financial, contractual, technical and other effects.

     10.4 The proposing party shall notify the other party in writing, within 10 days of receipt of the receiving party's response under paragraph 10.3, whether or not the receiving party is to proceed and make the change.

     10.5 A proposed change shall not be effective until and unless authorized by both parties in writing and incorporated into the Agreement by written amendment.

 11. DISPUTE RESOLUTION

     11.1 If any dispute (except for a dispute arising under paragraph 9) should arise between the parties under this Agreement, including any claim by either party that the other party has breached the terms of this Agreement, the parties shall use reasonable endeavors to settle the matter in accordance with the escalation procedure set out in this paragraph.

     11.2 Any dispute which is not settled between the parties' respective nominees within a reasonable period of time shall be escalated to the first level of representation. If the dispute has not been resolved by the first level of representation within 14 days, it shall be referred to the second level of representation.

     11.3 If the dispute remains unresolved after a further period of 30 days of such escalation, either party may pursue any remedy it may have at law, subject to the exclusions and limitations under this Agreement.

 12. TERMINATION

     12.1 This Agreement terminates automatically on or after the date of expiry or termination of all of the Services provided under this Agreement. Either party may terminate any of the Services provided under this Agreement at any time after the Minimum Period of Service, as defined in the relevant Appendix, by notice of at least 90 days given to the other party subject to:



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          12.1.1  payment by the Customer to BT of any outstanding Charges, including connection Charges, for the Service so terminated; and

          12.1.2 payment of the applicable termination Charges, if any, specified in the Service Schedule for such Service.

     12.2 Either party may terminate this Agreement by notice if the other party is the subject of a bankruptcy order, or becomes insolvent, or makes any arrangement or composition with or assignment for the benefit of its creditors, or if any of the other party's assets are the subject of any form of seizure, or goes into liquidation, either voluntary (otherwise than for reconstruction or amalgamation) or compulsory or if a receiver or administrator is appointed over its assets (or the equivalent of any such event in the jurisdiction of such other party).

     12.3 Either party may immediately by notice terminate that part of the Agreement relating to a Service:

          12.3.1 if any matter beyond the other party's reasonable control prevents the performance of the whole or a substantial part of the other party's obligations in relation to that Service for a continuous period of 3 months after the date on which it should have been performed; or

          12.3.2 if the other party commits a material breach of its obligations in relation to that Service and the dispute resolution procedure set out in paragraph 11 has been exhausted without a resolution being achieved.

     12.4 Upon expiry or termination of this Agreement (or any Service provided under it):

          12.4.1 the rights of the parties accrued up to the date of such expiry or termination shall remain unaffected;

          12.4.2 the Customer shall co-operate fully with BT to recover any BT Equipment; and

          12.4.3 BT shall co-operate fully with the Customer to achieve a smooth handover to any other telecommunications service provider nominated by the Customer.

     12.5 Termination of the Agreement implies termination of all the Services provided under this Agreement.

 13. LIMITATION OF LIABILITY

     13.1 Except to the extent the law otherwise requires, BT's liability in contract, tort (including negligence) or otherwise is:





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          13.1.1  limited to

               a) CHF 1.000.000 for any incident, or series of related incidents, giving rise to any loss of or damage to physical property, subject to a maximum of CHF 2.000.000 for all such incidents in any period of twelve months; and

               b) the amount of any Performance Credits up to the limit specified in the Service Level under which they are payable; and

               c) CHF 500.000 for any other incident, or series of related incidents, causing the Customer to suffer loss or damage subject to a maximum of CHF 1.000.000 for all such incidents in any period of twelve months.

          13.1.2 excluded entirely for loss (whether direct or indirect) of profits, business or anticipated savings, loss or destruction of data, or for any indirect or consequential loss or damage whatever.

     13.2 BT shall implement reasonable precautions to prevent any unauthorized access by third parties to any part of the telecommunications network used to provide Service to the Customer, but BT shall not be liable for any loss or damage sustained by the Customer in the event of any unauthorized access in spite of BT's reasonable precautions.

 14. OWNERSHIP AND INTELLECTUAL PROPERTY RIGHTS

     14.1 Ownership and all Intellectual Property Rights in any BT Equipment, software, operating manuals and associated documentation, made available as part of any Service or otherwise generated in connection with this Agreement, shall remain the absolute property of BT or its licensees.

     14.2 Where software is made available to the Customer in connection with any Service, BT grants the Customer a non-exclusive, non-transferable license to use such software solely in connection with such Service and for no other purpose.

     14.3 The Customer shall not reproduce any licensed software except to the extent strictly necessary for proper use of the Service and for back-up purposes; any such permitted reproduction being solely in object code form.

     14.4 The Customer shall keep any licensed software and any other material containing BT's Intellectual Property Rights in confidence and shall ensure that it is not copied, disclosed or used other than as authorized under this Agreement.

     14.5 The Customer shall not make any modification to any licensed software without BT's prior written consent. The Intellectual Property Rights in any permitted modifications shall vest in BT.


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     14.6  The Customer agrees to sign any agreement reasonably required by the owner of the Intellectual Property Rights in any material supplied to the Customer under this Agreement. The Service Schedule may contain supplementary terms and conditions relating to Intellectual Property Rights.

 15. INTELLECTUAL PROPERTY RIGHTS INDEMNITY

     15.1 BT shall indemnify the Customer against all claims and proceedings arising from infringement (or alleged infringement) of any Intellectual Property Rights enforceable in any country in which Service is provided, by reason of the Customer's use of any Service or any item provided as part of the Service. As a condition of this indemnity the Customer shall:-

          15.1.1 notify BT promptly in writing of any allegation of infringement;

          15.1.2  make no admission relating to the infringement; and

          15.1.3 allow BT to conduct all negotiations and proceedings and give BT all reasonable assistance.

     15.2 If at any time an allegation of infringement of the Intellectual Property Rights is made, BT may at its own expense modify the Service, or any item provided as part of the Service, so as to avoid the infringement, provided that any such modification does not materially affect the performance of the Service.

     15.3 The indemnity in paragraph 15.1 does not apply to infringements occasioned by the Customer's use of the Service, or any item provided as part of the Service, in conjunction with other apparatus or software not supplied by BT, or to infringements occasioned by designs or specifications made by the Customer. The Customer shall indemnify BT against claims, proceedings and expenses arising from such infringements.

 16. CONFIDENTIALITY

     16.1 BT and the Customer shall keep in confidence any information obtained under this Agreement which is designated as confidential by the disclosing party and shall not divulge the same to any person (other than their employees who need to know the information) without the consent of the other party.

     16.2  This paragraph 16 shall not apply to information which is:

          16.2.1  in the public domain other than in breach of this Agreement;

          16.2.2 in the possession of the receiving party before such divulgence has taken place; and






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          16.2.3  obtained from a third party who is free to divulge the same.



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 17. MATTERS BEYOND THE PARTIES' REASONABLE CONTROL

     Neither party shall be liable for any breach of this Agreement which is caused by a matter beyond its reasonable control including Acts of God, fire, lightning, explosion, war, disorder, flood, industrial disputes (whether or not involving their employees), extremely severe weather or acts of local or central government or other competent authorities.

 18. LAW AND JURISDICTION

     This Contract shall be governed by Swiss Law. Any dispute, controversy or claim arising out of or in connection with this Contract, or the breach, termination or invalidity thereof, shall be settled by the competent Courts in Geneva.

 19. EXPORT CONTROL

     19.1 Service may comprise equipment, software, services, technical information, training materials or other technical data which, because of their origin, or otherwise, are subject to the United States of America export control regulations or the laws or regulations of another country. In such case, provision of Service shall be conditional upon the parties obtaining and providing all necessary consents. The parties shall provide reasonable assistance to each other to obtain such consents.

     19.2 The Customer agrees to comply with any applicable export or re-export laws and regulations, including obtaining written authority from the U.S.A. government if the Customer intends at any time to re-export any items of U.S.A. origin to any proscribed destination.

 20. NOTICES

     All notices given under this Agreement shall be in writing and shall be sent by prepaid post or delivered to BT's or the Customer's principal place of business shown on the Form(s) of Agreement or Order Form(s) whichever is applicable or to any other address either party has given to the other for the purpose.

 21. ASSIGNMENT

     The Customer may assign all or part of this Agreement to any other party with the prior written agreement of BT which shall not be unreasonably withheld. BT reserves the right to assign all or part of this Agreement at any time to any member of' the British Telecommunications plc group of companies or any other third party which could sufficiently execute the obligations.




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 22. ENTIRE AGREEMENT

     This Agreement states the entire agreement between the parties and supersedes all prior representations, agreements, proposals, correspondence, discussions, meetings, negotiations and any other understandings relating to its subject matter.



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 1.  DEFINITIONS

For the purpose of this Service Schedule the following definitions apply:

"ACCESS LINE"        means a frame relay or leased line connecting the
                     Customer's network to an Access Port;

"ACCESS PORT"        means the physical and logical termination point to
                     access the CIP Network;

"ALU"                means Access Link Utilization as described in paragraph
                     7.5 of this Service Schedule;

"CIP"                means Concert InternetPlus as described in this Service
                     Schedule;

"CIP NETWORK"        means the CIP IP network used to provide CIP;

"CIP POP"            means a Point of Presence, the location where the CIP
                     Network is accessed;

"INTERNET"           means the global data network comprising interconnected
                     networks using IP;

"INTERNET STANDARDS" means the protocols and standards defined in the
                     Internet documents, including without limitation, documents designated RFC 990, 997, 1009, 1122, 1123,
                     1250 and 1771 and any future such protocols and standards as appropriate. Border Gateway Protocol (BGP4) is defined in the Internet Standards;

"ISP"                means an Internet service provider;

"MINIMUM PERIOD
OF SERVICE"          means the period specified in paragraph 3;

"NAME" means any name specifically requested by or allocated to the Customer for the provision of the CIP and shall include, without limitation, any domain name or mailbox name;

"SERVICE"            means CIP.



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 2.  SERVICE DESCRIPTION

     2.1  CIP OVERVIEW

          2.1.1 CIP is a transit service for the transmission of IP traffic between ISPs, Resellers and corporate customers using the CIP Network. The Customer can send IP traffic to the chosen regions specified on the Order Form. The regions available to the Customer are specified in the Charges Schedule.

          2.1.2 CIP offers a number of Service Levels which are designed to match the requirements of the different types of customer described in the table below:

------------------------------------------------------------------------------
SERVICE LEVEL                          TYPE OF CUSTOMER
------------------------------------------------------------------------------
CIP Premium                            ISP
------------------------------------------------------------------------------
CIP Enhanced                           ISP or Reseller
------------------------------------------------------------------------------
CIP Standard (Leased Line)             Reseller with customers connected
                                       to its network via leased line
                                       or dial-up connection
------------------------------------------------------------------------------
CIP Standard (Dial)                    Reseller with customers connected
                                       to its network via dial-up
                                       connection
------------------------------------------------------------------------------
CIP Corporate                          Corporate customer who is not an
                                       ISP or Reseller
------------------------------------------------------------------------------
                 The Service Levels are detailed in paragraph 2.3 below.

          2.1.3 CIP also includes additional Service options which are listed in the Charges Schedule.

          2.1.4 The appropriate Service Level and any Service options requested by the Customer will be specified on the Order Form. The Customer will only receive those parts of CIP specified on the Order Form.

     2.2  CONNECTION TO CIP

          2.2.1 Connection to CIP is via an Access Line which connects the Customer's router to an Access Port at an CIP PoP specified by BT. The Access Port capacity will be specified on the Order Form.

          2.2.2  The CIP boundary is the Access Port at the CIP PoP.

     2.3  SERVICE LEVELS

          2.3.1  CIP Premium

               (a)  CIP Premium supports Border Gateway Protocol (BGP4) only.

               (b) CIP Premium is designed to carry 50% of the Access Port capacity. Higher throughput can be achieved subject to the volume of traffic on the CIP Network. However, throughput on the CIP Network cannot be guaranteed and performance may degrade below the stated level.

               (c) The Service upgrade provisions specified in paragraph 7.4 of this Service Schedule apply.

               (d) Monthly reports showing ALU rates, Access Port availability and faults reported and fault status are provided to the Customer.

          2.3.2  CIP Enhanced

               (a) CIP Enhanced is designed to carry 25% of the Access Port capacity. Higher throughput can be achieved subject to the volume of traffic on the CIP Network. However, throughput on the CIP Network cannot be guaranteed and performance may degrade below the stated level.

               (b) The Service upgrade provisions specified in paragraph 7.4 of this Service Schedule apply.

               (c) Monthly reports showing ALU rates, Access Port availability and faults reported and fault status are provided to the Customer.

          2.3.3  CIP Standard (Leased Line) and CIP Standard (Dial)

               (a) Throughput across the CIP Network is totally dependent on the volume of traffic on the CIP Network.

               (b) The Service upgrade provisions specified in paragraph 7.4 of this Service Schedule do not apply.

               (c)  Monthly reports are not provided.

          2.3.4  CIP Corporate

                 The Service Level for CIP Corporate is the same as for CIP Standard, but is not available to customers for the purpose of reselling Internet access.

 3.  MINIMUM PERIOD OF SERVICE

     Each component of the Service will be provided for a Minimum Period Service of three years beginning on its Operational Service Date and thereafter until terminated in accordance with Paragraph 12 of the General Conditions.

 4.  CUSTOMER'S RESPONSIBILITIES

     4.1 The Customer is responsible for leasing the appropriate Access Line from a local telecommunications service provider. The Customer must also provide a compatible router on Site for connection to the CIP Network. The Access Line and all equipment located on the Customer's side of the CIP boundary are the sole responsibility of the Customer and not included as part of CIP.

     4.2 The Customer is responsible for ensuring that the Customer's equipment connected to the CIP Network conforms to the interface specifications and routing protocols specified by BT.

     4.3 If the Customer has selected CIP Premium, the Customer must have an Autonomous System Number.

     4.4 The Customer will report faults in CIP by telephone, fax or electronic mail to the regional Service Centre specified on the Order Form or as otherwise notified by BT. The Service Centre will be available 24 hours a day, 365 days a year. Faults diagnosed as occurring in the Access Line(s) should be reported direct to the local telecommunications service provider.

     4.5 If the Customer has selected CIP Premium or CIP Enhanced, the Customer agrees to comply with the Service upgrade provisions specified in paragraph 7 of this Service Schedule.

     4.6 If the Customer has selected CIP Standard (Dial), the Customer agrees to connect its own customers to its network via dial-up connection only.

     4.7 If the Customer has selected CIP Corporate, the Customer agrees not to use the CIP Network for reselling Internet access to third parties.

     4.8 Unless the Customer has requested BT to provide the relevant Domain Name Services, the Customer is responsible for registering its domain name and providing Primary and Secondary DNS. If the Customer is moving to CIP from another ISP, the Customer is responsible for notifying the local registration authority of the change to the Customer's existing Primary DNS.

     4.9  If the Customer is an ISP or Reseller, the Customer will:





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

          4.9.1 include in its contracts with its customers conditions of use equivalent to those in paragraphs 5 and 6 of this Service Schedule; and

          4.9.2 provide a support function for the provision of support to its own customers connected to its network who must be required and directed to use this route to report all faults, queries and complaints. For the avoidance of doubt, BT shall have no responsibility for provision of support to the Customer's own customers.

 5.  BT's RESPONSIBILITIES

     5.1 BT will manage traffic flows within the CIP Network 24 hours a day, 365 days a year.

     5.2 BT will respond to faults reported to the Service Centre without undue delay by taking any network management measures it deems appropriate. BT will notify the Customer if the fault lies beyond the Service boundary.

     5.3 For the purposes of providing new connections, changing routing tables, updating facilities and general maintenance scheduled downtime may occur from time to time. BT will use its reasonable endeavors to schedule downtime in accordance with the Customer's requirements.

     5.4 For Enhanced, Standard and Corporate Service Levels, BT will be responsible for allocating IP addresses to the Customer. IP addresses will allocated in accordance with the Internet Standards. BT can only accept the Customer's existing IP addresses which are official registered IP addresses.

     5.5 BT will provide Domain Name Services as specified in the Charges Schedule and requested by the Customer. BT will not be responsible for providing Secondary DNS to the Customer's own customers.

     5.6 BT is only responsible for the CIP Network and is not responsible for any faults in or failures of other interconnected networks.

     5.7 BT undertakes no liability whatever whether in contract, tort (including liability for negligence) or otherwise for the acts or omissions of other telecommunication service providers or for faults in or failures of their equipment and lines including, without limitation, the Access Line(s).

 6.  USE OF SERVICE

     6.1 BT may give the Customer instructions which it believes are necessary for reasons of health and safety or the quality of Service to the Customer or any other customer.

     6.2  CIP must not be used:

          6.2.1 to send or receive any material which is offensive, abusive, indecent, obscene or menacing, or in breach of confidence, copyright, privacy or any other rights, or in connection with a criminal offence; or

          6.2.2  to cause annoyance, inconvenience or needless anxiety; or

          6.2.3  in breach of instructions BT has given under paragraph 5.1;
                 or

          6.2.4 other than in conformance with the acceptable use policies of any connected networks and the Internet Standards.

     6.3 The Customer must not, nor must any other person, use a Name such as to infringe the rights of any person, whether in statute or common law, in a corresponding trade mark or name.

     6.4 If anyone other than the Customer uses CIP with or without the Customer's knowledge or approval, in contravention of paragraphs
          5.2 or 5.3 above, BT can treat the contravention as a breach by the Customer of this Agreement.

     6.5 BT may suspend CIP for contravention of paragraph 5.2 or 5.3 above and it can refuse to restore CIP until it receives an acceptable assurance from the Customer that there will be no further contravention.

     6.6 The Customer acknowledges that BT has no control over the information transmitted via CIP and that BT does not examine the use to which customers put CIP or the nature of the information they are sending or receiving. BT hereby excludes all liability of any kind for the transmission or reception of information of whatever nature.

     6.7 The Customer must indemnify BT against any claims or legal proceedings arising from the provision of CIP which are brought or threatened against BT by a third party because CIP is used in breach of paragraph 5.2 or 5.3 or because CIP is faulty or cannot be used by a third party.

 7.  NAME

     7.1 The Customer confirms and warrants that it is the owner of or is duly authorized by the owner to use any trade mark or name requested or allocated to it.

     7.2 The Customer acknowledges that BT cannot guarantee that any Name requested by the Customer will be available or approved for use.

     7.3 BT shall have discretion to require the Customer to select a replacement Name and may suspend CIP if, in BT's opinion, there are reasonable grounds for BT to believe that the Customer's current choice of Name is, or is likely to be, in breach of the provisions of paragraph 5.3 above.

 8.  CHARGES

     8.1  Charges for CIP will be as detailed in the Proposal.

     8.2 Charges may be amended by BT from time to time upon not less than 28 days' notice. If BT increases the charges (except as provided in paragraph 7.4 below) during the Minimum Period of Service by an amount exceeding ten percent a year, the Customer may (within fourteen days of receipt of the notice of the increased charges) terminate that part of CIP concerned.

     8.3 Any upgrade in Access Port capacity will be subject to a new Minimum Period of Service.

     8.4 BT will monitor the Customer's ALU rate in accordance with the procedure detailed in paragraph 7.5. If the Customer's monthly ALU rate (as calculated in accordance with paragraph 7.5) exceeds 70% during a calendar month BT will advise the Customer of the need to upgrade the Access Port capacity. If the Customer does not upgrade the Access Port capacity by the next occasion that the Customer's ALU rate exceeds 70%, BT may automatically adjust the Access Port charge to the next level. BT will give the Customer 30 days' prior notice of any such adjustment.

     8.5  BT will monitor the Customer's ALU rate as follows:

          8.5.1  The ALU rate will be measured by the following formula:


                    Transmitted or Received Packets of Data per second x 100 ALU Rate = --------------------------------------------------------
                                    Access Port Capacity

                 The ALU rate for each calendar month will apply to either transmitted or received packets which ever is the greater

          8.5.2 During each 24 hour period samples will be taken every 15 minutes of the transmitted or received packets to determine an ALU rate.

          8.5.3 The eight highest ALU rates within that 24 hour period will then be averaged to calculate the daily ALU rate.

          8.5.4 The 20 highest daily ALU rates will then be averaged to establish the monthly ALU rate.



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